UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A3

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 15, 2002

Date of Report (Date of earliest event reported)

333-5278-NY

Commission File Number

-----------------------------------

POWERHOUSE TECHNOLOGIES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware, U.S.A.                                                                                               94-3334052

(State or other jurisdiction of                                                                              (I.R.S. Employer

 incorporation or organization)                                                                           Identification No.)

2694 Bishop Drive, Suite 270, San Ramon, Calfornia  94583

(Address of principal executive offices)

(310) 312-6888

(Issuer's telephone number, including area code)

Agate Technologies, Inc. 11300 W. Olympic, Blvd., Suite 800, Los Angeles, California 90064

(Former name, former address and former fiscal year,

if changed since last report)

Item 1.   Changes in Control of Registrant

        (a)    Originally intended to be Effective November 15, 2002, the Registrant ("Agate") and PowerHouse Studios, Inc. ("PowerHouse"), a corporation organized under the laws of the state of Delaware, executed a Corporate Combination Agreement (the "Agreement") whereby the Registrant agreed to acquire all of the issued and outstanding capital interests and/or shareholdings of PowerHouse.  The effective date of the plan was to be November 15, 2002, and the combination of these entities will be treated as a purchase for accounting purposes, with PowerHouse becoming a wholly-owned subsidiary of the Registrant on closing which was announced in an earlier Form 8-K filing.  Because of delays in obtaining certain assignments and property rights, the Closing was delayed to January 6, 2003.  However, due to a delay in the process of confirming the marketability of certain intellectual property rights and the products embodying those rights, the Closing had been further delayed to April 2, 2003. As of May 19, 2003, all of the conditions precedent to the Closing of this transaction had been met and the Company conducted a 1-for-122 reverse split of the Company's common stock. Additionally, the Company amended its Articles of Incorporation changing its name to "Powerhouse Technologies Group, Inc." The completion of the Powerhouse acquisition will be concluded by share issuance to occur within the next 15 calendar days.

               The Registrant's Board of Directors appointed three individuals designated by PowerHouse to assume open director seats to be filled upon the election of appointed directors and completed these appointments on December 30, 2002.

 Item 2.     Acquisition or Disposition of Assets

     None/Not Applicable

Item 3. Bankruptcy or Receivership

    None/Not Applicable

Item 4. Changes in Registrant's Certifying Accountant

    None/Not Applicable

Item 5. Other Events and Regulation FD Disclosure

    None/Not Applicable

Item 6. Resignations of Registrant's Directors

    None/Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (a) Financial Statements of Businesses Acquired.

        These financial statements will be provided on or before August 15, 2003.

    (b) Pro Forma Financial Information.

    These pro forma financial statements will be provided on of before August 15, 2003.

    (c) Exhibits.

    None/Not Applicable

Item 8. Change in Fiscal Year

    None/Not Applicable

Item 9. Regulation FD Disclosure

    None/Not Applicable

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                         POWERHOUSE TECHNOLOGIES GROUP, INC.

Dated: July 11, 2003                                                                      /s/ Jay Elliot

                                                                                                               Jay Elliot,

                                                                                                               Chief Executive Officer